UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2007

Hawthorn Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	0-23636	431626350
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

300 Southwest Longview Blvd., Lee's Summit, Missouri		64081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	573.761.6179

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) At a meeting of our company's board of directors held on October 30, 2007, our board approved an amendment to our Bylaws providing for shares of our company's stock to be issued, held and transferred:

• in certificated form, in which shares are represented by physical certificates, or
• in uncertificated form, in which shares are held in book-entry form pursuant to a direct registration system without being represented by a physical certificate.

This amendment will enable shareholders to have their shares of our company's common stock represented by one or more physical certificates, recorded in book-entry pursuant to a direct registration system, or represented and recorded by a combination of physical certificates and uncertificated book-entries. The amendment is designed to be responsive to applicable NASDAQ requirements that listed securities be made eligible for inclusion on a direct registration system by January 1, 2008. Prior to our board's approval of the amendment, shares of our company's common stock were required to be in certificated form.

In addition to approving the Bylaw amendment referred to above, our board of directors approved the amendment and restatement of our Bylaws. As a part of this amendment and restatement, (i) the authority of the Chairman of the Board and President to fix the salaries and compensation of our officers was withdrawn, and such authority now resides exclusively with our board of directors or a committee designated by our board, and (ii) the date of the annual meeting of shareholders was changed from the second Wednesday in June of each year to the first Tuesday in June of each year. With the exception of these changes and the changes made to permit shares being held in uncertificated form, no other changes were made to our Bylaws as a part of this amendment and restatement. The amendment and restatement of our Bylaws, which includes the amendment summarized above, became effective on October 30, 2007. However, shareholders will not have the opportunity to put their shares into uncertificated form until later this year when our transfer agent notifies us that it is set up to do so.

A copy of our amended and restated Bylaws is furnished as exhibit 3.2 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.2 Amended and Restated Bylaws of Hawthorn Bancshares, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

October 30, 2007	By:	James E. Smith

Name: James E. Smith
Title: Chairman & CEO

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Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Hawthorn Bancshares, Inc.